UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 Current Report
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                       Date of Report:  December 20, 2002

                         Inform Worldwide Holdings, Inc.
             (Exact name of registrant as specified in its charter)


            Colorado                    000-29994               84-1425882
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation of organization)                           Identification Number)

              4700 Castleton Way Suite 220, Castle Rock, CO  80104
                         (Business address and zip code)

                                 (303) 662-0900
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)


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Item 5.   Other Events.

     The Annual Meeting of shareholders was held on Friday, December 20, 2002. The shareholders approved the following items.

     For the election of the following persons as Directors: Larry G. Arnold, number of votes cast for 11,950,979, votes cast against 0. Don Plekenpol, number of votes cast for 11,950,979, votes cast against 0. J.D. Kish, number of votes cast for 11,950,979, votes cast against 0.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.


December 20, 2002

                                   Inform Worldwide Holdings, Inc.
                                   (Registrant)


                                   /s/  Larry  Arnold
                                   -------------------------------------
                                   By:  Larry G. Arnold, CEO & Chairman
                                   Englewood, Colorado


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